UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 03999

John Hancock Investment Trust II

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-663-4497

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy and equity markets began to rise, particularly large-cap U.S. growth stocks, during the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain areas have been reinstated, affecting the level of unemployment and the pace of hiring. Consumer spending also remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Financial Industries Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

16	Financial statements

20	Financial highlights

25	Notes to financial statements

36	Report of independent registered public accounting firm

37	Tax information

38	Continuation of investment advisory and subadvisory agreements

45	Trustees and Officers

49	More information

1	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index. It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Tumultuous change reshaped the economy and the markets

The coronavirus pandemic triggered a sudden, devastating downturn in the economy and the stock market, although the impact eased somewhat in response to massive fiscal and monetary stimulus.

Financials sector performance varied widely across industries

Bank stocks generally underperformed, while industries such as finance-related information technology services, property and casualty insurance, and diversified financial services outpaced their peers.

The fund outperformed its benchmark

The fund posted a negative return, but outperformed the S&P 500 Financials Index, owing primarily to strong stock selection.

INDUSTRY COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

3	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Manager’s discussion of fund performance

How would you describe the economic conditions during the 12 months ended October 31, 2020?

The U.S. economy underwent tumultuous change largely shaped by the coronavirus pandemic, which triggered a sudden, devastating downturn and had a deeper market impact on the financials sector—particularly banks—than on most other segments of the stock market. Restrictions imposed to slow the spread of COVID-19 reversed the strong economic growth recorded early in the period, leading to a recession. To provide immediate and substantial liquidity to the economy, the U.S. Federal Reserve cut the federal funds rate twice in March and established a series of asset purchase programs to act as a backstop for broad swaths of the bond market. The U.S. government passed the CARES Act, which included provisions for loans to small businesses. Entering the spring, stocks rebounded sharply, and they maintained a largely positive path in subsequent months, driven by monetary and fiscal stimulus measures, the gradual reopening of many segments of the economy, and favorable news on vaccine development.

How did the fund perform?

Although it produced a negative return, the fund outperformed its benchmark, the S&P 500 Financials Index, owing primarily to stock selection. In terms of allocation, the fund’s exposure to finance-related information technology services companies was a key contributor to relative performance. One example was an

TOP 10 HOLDINGS AS OF 10/31/2020 (% of net assets)		COUNTRY COMPOSITION AS OF 10/31/2020 (% of net assets)

Visa, Inc., Class A	3.7	United States	80.9

JPMorgan Chase & Co.	3.1	United Kingdom	4.8

Prologis, Inc.	3.1	Bermuda	2.7

Bank of America Corp.	2.9	Canada	2.7

SVB Financial Group	2.9	Netherlands	2.1

Arthur J. Gallagher & Company	2.8	Denmark	2.0

Kinsale Capital Group, Inc.	2.7	Sweden	1.3

3i Group PLC	2.6	Japan	1.2

Ares Management Corp., Class A	2.5	Other countries	2.3

KKR & Company, Inc.	2.4	TOTAL	100.0

TOTAL	28.7

Cash and cash equivalents are not included.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	4

out-of-benchmark position in Adyen NV, a Netherlands-based payments company that enables merchants to accept multiple payment methods online, on mobile devices, and at the point of sale. Shares of Adyen surged amid strong growth for the company, and the fund’s position in Adyen was the largest contributor to	MANAGED BY Susan A. Curry Ryan P. Lentell, CFA
relative performance at the individual security level.

Among the other positions that significantly contributed were specialty insurance companies Kinsale Capital Group, Inc. and Palomar Holdings, Inc. and investment management company Ares Management Corp. Another positive factor was the fund’s lack of exposure to Wells Fargo & Company; shares of this large component of the benchmark underperformed, which had a positive impact on the fund’s relative results.

On the negative side, the fund’s underweight in capital markets companies hurt relative performance, as these stocks generally outperformed. At the individual security level, the fund’s underweights in investment manager BlackRock, Inc. and diversified financial services company Berkshire Hathaway, Inc. were key detractors. A position in Cincinnati Financial Corp. also weighed on performance over concerns about potential exposure to business interruption insurance payouts. We sold the fund’s position in Cincinnati Financial during the period. A lack of exposure to S&P Global, Inc. and Progressive Corp. also negatively affected performance.

How was the fund positioned at period end?

We believe the banking industry remains generally strong despite the pandemic-related economic challenges that it faces. The fund’s insurance exposure crossed all segments, with an emphasis on property and casualty insurers. In the growing financial technology area, the fund had exposure to companies that facilitate the processing of electronic payments.

The views expressed in this report are exclusively those of Susan A. Curry and Ryan P. Lentell, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

5	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

	Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge

	1-year	5-year	10-year	5-year	10-year

Class A	-14.57	3.67	8.07	19.75	117.20

Class C	-11.65	3.97	7.84	21.47	112.63

Class I1,2	-9.92	4.96	8.74	27.36	131.12

Class R6[1,2]	-9.77	4.99	8.76	27.56	131.49

Class NAV[1,2]	-9.81	5.14	8.94	28.45	135.54

Index 1†	-14.65	6.35	9.45	36.06	146.67

Index 2†	9.71	11.71	13.01	73.97	239.87

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.26	1.96	0.96	0.85	0.84
Net (%)	1.25	1.95	0.95	0.84	0.83

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Financials Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Financial Industries Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)

Class C3	10-31-10	21,263	21,263	24,667	33,987

Class I1,2	10-31-10	23,112	23,112	24,667	33,987

Class R6[1,2]	10-31-10	23,149	23,149	24,667	33,987

Class NAV[1,2]	10-31-10	23,554	23,554	24,667	33,987

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index. The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]	For certain types of investors, as described in the fund’s prospectuses.

[2]

Class I, Class R6, and Class NAV shares were first offered on 9/9/16, 8/30/17, and 7/12/13, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

[3]	The contingent deferred sales charge is not applicable.

7	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	8

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,103.10	$ 6.56	1.24%
	Hypothetical example	1,000.00	1,018.90	6.29	1.24%
Class C	Actual expenses/actual returns	1,000.00	1,098.50	10.44	1.98%
	Hypothetical example	1,000.00	1,015.20	10.03	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,104.00	5.18	0.98%
	Hypothetical example	1,000.00	1,020.20	4.98	0.98%
Class R6	Actual expenses/actual returns	1,000.00	1,105.40	4.60	0.87%
	Hypothetical example	1,000.00	1,020.80	4.42	0.87%
Class NAV	Actual expenses/actual returns	1,000.00	1,104.70	4.50	0.85%
	Hypothetical example	1,000.00	1,020.90	4.32	0.85%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Fund’s investments

AS OF 10-31-20
	Shares	Value
Common stocks 96.1%		$555,523,365
(Cost $440,386,007)

Financials 75.8%		437,948,023
Banks 34.3%
1st Source Corp.	92,325	3,091,964
Altabancorp	6,282	136,759
American Business Bank (A)	105,887	2,627,056
American River Bankshares	71,070	733,442
Ameris Bancorp	154,496	4,526,733
Atlantic Union Bankshares Corp.	222,291	5,621,739
Bank of America Corp.	708,915	16,801,286
Bank of Commerce Holdings	14,912	119,445
Bank of Marin Bancorp	98,956	2,982,534
BayCom Corp. (A)	117,312	1,302,163
Business First Bancshares, Inc.	54,078	898,236
California Bancorp, Inc. (A)	72,773	993,351
Cambridge Bancorp	48,918	3,037,319
Central Valley Community Bancorp	57,199	737,867
Citigroup, Inc.	221,665	9,181,364
Citizens Financial Group, Inc.	343,138	9,350,511
Close Brothers Group PLC	438,064	6,108,434
Coastal Financial Corp. (A)	120,130	1,785,132
Danske Bank A/S (A)	865,268	11,531,918
Evans Bancorp, Inc.	69,316	1,581,098
First Merchants Corp.	178,118	4,650,661
German American Bancorp, Inc.	69,018	2,082,273
Glacier Bancorp, Inc.	92,663	3,317,335
HBT Financial, Inc.	134,151	1,655,423
Heritage Commerce Corp.	205,492	1,489,817
Heritage Financial Corp.	89,095	1,867,431
JPMorgan Chase & Co.	185,033	18,140,635
KeyCorp	169,241	2,196,748
Level One Bancorp, Inc.	66,691	1,050,383
Live Oak Bancshares, Inc.	125,711	4,686,506
Metrocity Bankshares, Inc.	63,620	888,771
Nicolet Bankshares, Inc. (A)	65,108	4,017,164
Pacific Premier Bancorp, Inc.	125,894	3,210,297
Pinnacle Financial Partners, Inc.	128,339	5,876,643
Skandinaviska Enskilda Banken AB, A Shares (A)	882,508	7,573,011
Southern First Bancshares, Inc. (A)	52,333	1,404,618
Stock Yards Bancorp, Inc.	167,698	6,409,418
SVB Financial Group (A)	57,593	16,742,285
The First Bancshares, Inc.	78,736	1,877,066

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	10

	Shares	Value

Financials (continued)
Banks (continued)
TriCo Bancshares	225,283	$6,517,437
U.S. Bancorp	116,551	4,539,661
Western Alliance Bancorp	198,636	8,183,803
Zions Bancorp NA	211,927	6,838,884
Capital markets 15.0%
3i Group PLC	1,213,734	15,159,160
Ares Management Corp., Class A	340,623	14,408,353
BlackRock, Inc.	21,625	12,957,916
Brookfield Asset Management, Inc., Class A (B)	281,092	8,370,920
KKR & Company, Inc.	410,392	14,014,887
StepStone Group, Inc., Class A (A)	24,109	619,842
The Blackstone Group, Inc., Class A	212,199	10,699,074
Tradeweb Markets, Inc., Class A	195,588	10,655,634
Consumer finance 2.3%
American Express Company	60,773	5,544,929
Discover Financial Services	116,423	7,568,659
Diversified financial services 5.8%
Berkshire Hathaway, Inc., Class B (A)	24,435	4,933,427
Equitable Holdings, Inc.	407,871	8,765,148
Onex Corp.	166,505	7,198,595
Voya Financial, Inc.	262,546	12,583,830
Insurance 17.7%
Aon PLC, Class A	59,008	10,858,062
Arch Capital Group, Ltd. (A)	140,399	4,241,454
Arthur J. Gallagher & Company	154,417	16,014,587
Assured Guaranty, Ltd.	90,947	2,321,877
Kinsale Capital Group, Inc.	83,906	15,729,858
Palomar Holdings, Inc. (A)	149,637	13,343,131
RenaissanceRe Holdings, Ltd.	56,287	9,102,734
The Hanover Insurance Group, Inc.	95,301	9,116,494
The Hartford Financial Services Group, Inc.	289,865	11,165,600
Trean Insurance Group, Inc. (A)(B)	362,862	3,937,053
Willis Towers Watson PLC	33,770	6,162,350
Thrifts and mortgage finance 0.7%
OP Bancorp	163,571	1,051,762
Premier Financial Corp.	169,987	3,058,066

Industrials 1.5%		8,526,009
Professional services 1.5%
Verisk Analytics, Inc.	47,907	8,526,009

11	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Information technology 10.4%		$60,412,725
IT services 10.4%
Adyen NV (A)(C)	7,197	12,096,308
EVERTEC, Inc.	161,998	5,391,293
Fidelity National Information Services, Inc.	55,320	6,892,319
Fiserv, Inc. (A)	76,790	7,331,141
Global Payments, Inc.	44,983	7,095,618
Visa, Inc., Class A	118,904	21,606,046

Real estate 8.4%		48,636,608
Equity real estate investment trusts 7.6%
Lexington Realty Trust	520,749	5,171,038
Monmouth Real Estate Investment Corp.	258,865	3,585,280
Nippon Prologis REIT, Inc.	2,089	6,875,816
Plymouth Industrial REIT, Inc.	185,352	2,355,824
Prologis, Inc.	181,422	17,997,062
Rexford Industrial Realty, Inc.	171,503	7,968,029
Real estate management and development 0.8%
VGP NV	35,942	4,683,559

	Rate (%)	Maturity date	Par value^	Value
Convertible bonds 0.6%				$3,651,650
(Cost $3,670,000)

Financials 0.6%				3,651,650
Insurance 0.6%
AXA SA (C)	7.250	05-15-21	3,670,000	3,651,650

	Yield (%)	Shares	Value
Short-term investments 3.0%			$17,352,276
(Cost $17,352,305)

Short-term funds 0.0%			199,276
John Hancock Collateral Trust (D)	0.2508(E)	19,910	199,276

		Par value^	Value

Repurchase agreement 3.0%			17,153,000
Repurchase Agreement with State Street Corp. dated 10-30-20 at 0.000% to be repurchased at $17,153,000 on 11-2-20, collateralized by $17,078,200 U.S. Treasury Notes, 1.375% due 10-15-22 (valued at $17,496,148)		17,153,000	17,153,000

Total investments (Cost $461,408,312) 99.7%			$576,527,291

Other assets and liabilities, net 0.3%			1,554,099

Total net assets 100.0%			$578,081,390

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	12

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

(A)	Non-income producing security.

(B)	All or a portion of this security is on loan as of 10-31-20.

(C)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

(E)	The rate shown is the annualized seven-day yield as of 10-31-20.

13	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	550,000	USD	413,720	TD	1/27/2021	—	$(730)
DKK	7,720,000	USD	1,218,726	JPM	1/27/2021	—	(8,313)
DKK	8,460,000	USD	1,337,780	TD	1/27/2021	—	(11,342)
EUR	820,000	USD	966,308	GSI	1/27/2021	—	(9,316)
EUR	840,000	USD	985,544	MSCS	1/27/2021	—	(5,211)
EUR	3,890,000	USD	4,592,128	SSB	1/27/2021	—	(52,254)
GBP	710,000	USD	922,211	JPM	1/27/2021	—	(1,823)
JPY	36,550,000	USD	347,420	JPM	1/27/2021	$2,127	—
SEK	4,010,000	USD	451,491	SSB	1/27/2021	—	(336)
USD	7,881,008	CAD	10,410,000	CITI	1/27/2021	64,228	—
USD	13,043,403	DKK	81,860,000	MSCS	1/27/2021	208,638	—
USD	1,325,760	DKK	8,350,000	TD	1/27/2021	16,570	—
USD	2,344,120	EUR	1,990,000	CITI	1/27/2021	21,665	—
USD	22,240,604	EUR	18,773,773	GSI	1/27/2021	330,432	—
USD	526,900	GBP	410,000	JPM	1/27/2021	—	(4,592)
USD	2,619,560	GBP	2,020,000	RBC	1/27/2021	994	—
USD	19,136,256	GBP	14,780,000	SSB	1/27/2021	—	(23,352)
USD	7,043,017	JPY	745,770,000	SSB	1/27/2021	—	(89,186)
USD	740,950	SEK	6,530,000	MSCS	1/27/2021	6,277	—
USD	7,458,788	SEK	65,610,000	TD	1/27/2021	77,174	—
						$728,105	$(206,455)

Derivatives Currency Abbreviations
CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

JPY	Japanese Yen

SEK	Swedish Krona

USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.

GSI	Goldman Sachs International

JPM	JPMorgan Chase Bank, N.A.

MSCS	Morgan Stanley Capital Services LLC

OTC	Over-the-counter

RBC	Royal Bank of Canada

SSB	State Street Bank and Trust Company

TD	The Toronto-Dominion Bank

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	14

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $466,334,313. Net unrealized appreciation aggregated to $110,714,628, of which $138,215,186 related to gross unrealized appreciation and $27,500,558 related to gross unrealized depreciation.

See Notes to financial statements regarding investment transactions and other derivatives information.

15	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $461,209,007) including $193,971 of securities loaned	$576,328,015
Affiliated investments, at value (Cost $199,305)	199,276
Total investments, at value (Cost $461,408,312)	576,527,291
Unrealized appreciation on forward foreign currency contracts	728,105
Cash	463
Foreign currency, at value (Cost $257)	254
Collateral segregated at custodian for OTC derivative contracts	360,000
Dividends and interest receivable	1,167,149
Receivable for fund shares sold	65,039
Receivable for securities lending income	147
Other assets	51,103
Total assets	578,899,551
Liabilities
Unrealized depreciation on forward foreign currency contracts	206,455
Payable for investments purchased	39,655
Payable for fund shares repurchased	131,133
Payable upon return of securities loaned	199,414
Payable to affiliates
Accounting and legal services fees	21,329
Transfer agent fees	25,409
Distribution and service fees	68,272
Trustees’ fees	25
Other liabilities and accrued expenses	126,469
Total liabilities	818,161
Net assets	$578,081,390
Net assets consist of
Paid-in capital	$433,523,970
Total distributable earnings (loss)	144,557,420
Net assets	$578,081,390

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	16

STATEMENT OF ASSETS AND LIABILITIES 10-31-20 (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($210,654,364 ÷ 13,045,808 shares)[1]	$16.15
Class C ($14,252,905 ÷ 990,191 shares)[1]	$14.39
Class I ($21,470,298 ÷ 1,330,761 shares)	$16.13
Class R6 ($1,278,073 ÷ 79,141 shares)	$16.15
Class NAV ($330,425,750 ÷ 20,467,087 shares)	$16.14
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.00

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

17	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$12,937,747
Interest	338,136
Securities lending	23,418
Less foreign taxes withheld	(46,089)
Total investment income	13,253,212
Expenses
Investment management fees	4,854,155
Distribution and service fees	771,735
Accounting and legal services fees	113,968
Transfer agent fees	349,504
Trustees’ fees	10,756
Custodian fees	93,662
State registration fees	88,249
Printing and postage	58,646
Professional fees	69,480
Other	42,544
Total expenses	6,452,699
Less expense reductions	(44,766)
Net expenses	6,407,933
Net investment income	6,845,279
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	32,727,469
Affiliated investments	(809)
Forward foreign currency contracts	(3,467,900)
29,258,760
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(90,905,396)
Affiliated investments	(1,219)
Forward foreign currency contracts	784,052
(90,122,563)
Net realized and unrealized loss	(60,863,803)
Decrease in net assets from operations	$(54,018,524)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	18

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$6,845,279	$10,602,904
Net realized gain	29,258,760	49,780,017
Change in net unrealized appreciation (depreciation)	(90,122,563)	10,640,035
Increase (decrease) in net assets resulting from operations	(54,018,524)	71,022,956
Distributions to shareholders
From earnings
Class A	(19,342,491)	(17,349,478)
Class B1	(107,328)	(166,006)
Class C	(1,774,926)	(1,778,605)
Class I	(3,381,053)	(2,763,867)
Class R6	(81,731)	(28,654)
Class NAV	(31,079,593)	(30,649,755)
Total distributions	(55,767,122)	(52,736,365)
From fund share transactions	(64,533,911)	(81,264,844)
Total decrease	(174,319,557)	(62,978,253)
Net assets
Beginning of year	752,400,947	815,379,200
End of year	$578,081,390	$752,400,947

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.

19	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$19.34	$18.97	$21.12	$16.97	$17.30
Net investment income[1]	0.15	0.22	0.19	0.34	0.21
Net realized and unrealized gain (loss) on investments	(1.89)	1.37	(0.69)	5.11	(0.38)
Total from investment operations	(1.74)	1.59	(0.50)	5.45	(0.17)
Less distributions
From net investment income	(0.24)	(0.14)	(0.43)	(0.15)	(0.16)
From net realized gain	(1.21)	(1.08)	(1.22)	(1.15)	—
Total distributions	(1.45)	(1.22)	(1.65)	(1.30)	(0.16)
Net asset value, end of period	$16.15	$19.34	$18.97	$21.12	$16.97
Total return (%)[2,3]	(10.06)	9.55	(2.78)	32.93	(1.01)
Ratios and supplemental data
Net assets, end of period (in millions)	$211	$261	$278	$343	$272
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.21	1.22	1.21	1.26
Expenses including reductions	1.22	1.21	1.21	1.20	1.25
Net investment income	0.90	1.20	0.92	1.75	1.28
Portfolio turnover (%)	40	28	23	24	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS	| 20

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$17.39	$17.17	$19.26	$15.59	$15.90
Net investment income[1]	0.02	0.08	0.04	0.19	0.09
Net realized and unrealized gain (loss) on investments	(1.70)	1.22	(0.62)	4.66	(0.36)
Total from investment operations	(1.68)	1.30	(0.58)	4.85	(0.27)
Less distributions
From net investment income	(0.11)	—	(0.29)	(0.03)	(0.04)
From net realized gain	(1.21)	(1.08)	(1.22)	(1.15)	—
Total distributions	(1.32)	(1.08)	(1.51)	(1.18)	(0.04)
Net asset value, end of period	$14.39	$17.39	$17.17	$19.26	$15.59
Total return (%)[2,3]	(10.82)	8.75	(3.46)	31.92	(1.65)
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$23	$30	$43	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	1.96	1.95	1.95	1.96
Expenses including reductions	1.97	1.95	1.94	1.94	1.95
Net investment income	0.16	0.47	0.21	1.03	0.57
Portfolio turnover (%)	40	28	23	24	38

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.

21 |	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16[1]
Per share operating performance
Net asset value, beginning of period	$19.33	$18.98	$21.14	$16.98	$16.93
Net investment income[2]	0.20	0.27	0.24	0.39	0.02
Net realized and unrealized gain (loss) on investments	(1.90)	1.34	(0.69)	5.12	0.03
Total from investment operations	(1.70)	1.61	(0.45)	5.51	0.05
Less distributions
From net investment income	(0.29)	(0.18)	(0.49)	(0.20)	—
From net realized gain	(1.21)	(1.08)	(1.22)	(1.15)	—
Total distributions	(1.50)	(1.26)	(1.71)	(1.35)	—
Net asset value, end of period	$16.13	$19.33	$18.98	$21.14	$16.98
Total return (%)[3]	(9.92)	9.87	(2.57)	33.34	0.30	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$44	$41	$39	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	0.96	0.96	0.94	1.00	[5]
Expenses including reductions	0.97	0.96	0.95	0.93	0.99	[5]
Net investment income	1.18	1.46	1.18	1.97	0.68	[5]
Portfolio turnover (%)	40	28	23	24	38	[6]

[1]	The inception date for Class I shares is 9-9-16.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 11-1-15 to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS	| 22

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$19.34	$18.99	$21.14	$19.58
Net investment income[2]	0.20	0.28	0.29	0.05
Net realized and unrealized gain (loss) on investments	(1.87)	1.35	(0.71)	1.51
Total from investment operations	(1.67)	1.63	(0.42)	1.56
Less distributions
From net investment income	(0.31)	(0.20)	(0.51)	—
From net realized gain	(1.21)	(1.08)	(1.22)	—
Total distributions	(1.52)	(1.28)	(1.73)	—
Net asset value, end of period	$16.15	$19.34	$18.99	$21.14
Total return (%)[3]	(9.77)	9.99	(2.42)	7.97	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$— [5]	$—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.85	0.85	0.85	[6]
Expenses including reductions	0.85	0.85	0.84	0.84	[6]
Net investment income	1.26	1.54	1.44	1.54	[6]
Portfolio turnover (%)	40	28	23	24	[7]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

23 |	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$19.34	$18.98	$21.14	$16.99	$17.33
Net investment income[1]	0.21	0.29	0.27	0.42	0.28
Net realized and unrealized gain (loss) on investments	(1.89)	1.36	(0.70)	5.10	(0.38)
Total from investment operations	(1.68)	1.65	(0.43)	5.52	(0.10)
Less distributions
From net investment income	(0.31)	(0.21)	(0.51)	(0.22)	(0.24)
From net realized gain	(1.21)	(1.08)	(1.22)	(1.15)	—
Total distributions	(1.52)	(1.29)	(1.73)	(1.37)	(0.24)
Net asset value, end of period	$16.14	$19.34	$18.98	$21.14	$16.99
Total return (%)[2]	(9.81)	10.02	(2.41)	33.38	(0.54)
Ratios and supplemental data
Net assets, end of period (in millions)	$330	$422	$463	$532	$524
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.84	0.84	0.83	0.83
Expenses including reductions	0.84	0.83	0.83	0.83	0.82
Net investment income	1.27	1.59	1.30	2.14	1.73
Portfolio turnover (%)	40	28	23	24	38

[1]	Based on average daily shares outstanding.

[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS	| 24

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares after 8 years (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

25	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2020, by major security category or type:

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Financials
Banks	$198,364,621	$173,151,258	$25,213,363	—
Capital markets	86,885,786	71,726,626	15,159,160	—
Consumer finance	13,113,588	13,113,588	—	—
Diversified financial services	33,481,000	33,481,000	—	—
Insurance	101,993,200	101,993,200	—	—
Thrifts and mortgage finance	4,109,828	4,109,828	—	—
Industrials
Professional services	8,526,009	8,526,009	—	—
Information technology
IT services	60,412,725	48,316,417	12,096,308	—
Real estate
Equity real estate investment trusts	43,953,049	37,077,233	6,875,816	—

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	26

	Total value at 10-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Real estate management and development	$4,683,559	—	$4,683,559	—
Convertible bonds	3,651,650	—	3,651,650	—
Short-term investments	17,352,276	$199,276	17,153,000	—
Total investments in securities	$576,527,291	$491,694,435	$84,832,856	—
Derivatives:
Assets
Forward foreign currency contracts	$728,105	—	$728,105	—
Liabilities
Forward foreign currency contracts	(206,455)	—	(206,455)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments.

27	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2020, the fund loaned securities valued at $193,971 and received $199,414 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	28

had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $5,478.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$10,444,309	$12,257,614
Long-term capital gains	45,322,813	40,478,751
Total	$55,767,122	$52,736,365

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $7,431,437 of undistributed ordinary income and $26,405,299 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, wash sale loss deferrals, derivatives, and treating a portion of the proceeds from redemptions as distributions for tax purposes.

29	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended October 31, 2020, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $48.7 million to $95.6 million as measured at each quarter end.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	30

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2020 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$728,105	$(206,455)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2020:

Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$(3,467,900)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2020:

Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$784,052

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $250 million of the fund’s aggregate average daily net assets, (b) 0.775% of the next $250 million of the fund’s aggregate average daily net assets, (c) 0.750% of the next $500 million of the fund’s aggregate average daily net assets; and (d) 0.725% of the fund’s aggregate average daily net assets in excess of $1 billion. Aggregate net

31	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

assets include the net assets of the fund and Financial Industries Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$16,353
Class B	61
Class C	1,360
Class I	2,274

Class	Expense reduction
Class R6	$84
Class NAV	24,634
Total	$44,766

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.77% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Class B was redesignated during the year. Refer to Note 6 for further details.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $88,139 for the year ended October 31, 2020. Of this amount, $14,145 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $73,994 was paid as sales commissions to broker-dealers.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	32

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, CDSCs received by the Distributor amounted to $304 and $1,993 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$572,597	$284,861
Class B	8,568	1,071
Class C	190,570	23,773
Class I	—	39,648
Class R6	—	151
Total	$771,735	$349,504

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount
Class A shares
Sold	828,213	$13,333,130	594,242	$10,484,716
Distributions reinvested	904,952	17,175,984	953,547	15,437,919
Repurchased	(2,166,731)	(35,825,428)	(2,739,272)	(48,689,612)
Net decrease	(433,566)	$(5,316,314)	(1,191,483)	$(22,766,977)

33	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

	Year Ended 10-31-20		Year Ended 10-31-19
	Shares	Amount	Shares	Amount
Class B shares
Sold	330	$3,899	549	$9,036
Distributions reinvested	6,104	103,713	10,963	160,389
Repurchased	(91,294)	(1,349,750)	(87,220)	(1,416,210)
Net decrease	(84,860)	$(1,242,138)	(75,708)	$(1,246,785)
Class C shares
Sold	163,978	$2,421,059	251,101	$3,838,418
Distributions reinvested	89,231	1,519,596	99,135	1,453,321
Repurchased	(610,416)	(8,800,255)	(744,584)	(11,983,140)
Net decrease	(357,207)	$(4,859,600)	(394,348)	$(6,691,401)
Class I shares
Sold	314,711	$5,241,517	1,321,610	$21,797,085
Distributions reinvested	142,752	2,700,864	144,864	2,339,555
Repurchased	(1,400,052)	(21,527,929)	(1,365,095)	(24,350,853)
Net increase (decrease)	(942,589)	$(13,585,548)	101,379	$(214,213)
Class R6 shares
Sold	25,427	$450,991	27,994	$511,456
Distributions reinvested	4,320	81,731	1,775	28,654
Repurchased	(2,358)	(34,126)	(2,916)	(55,846)
Net increase	27,389	$498,596	26,853	$484,264
Class NAV shares
Sold	3,081,710	$43,756,308	119,153	$2,206,605
Distributions reinvested	1,643,553	31,079,593	1,898,993	30,649,755
Repurchased	(6,080,696)	(114,864,808)	(4,566,886)	(83,686,092)
Net decrease	(1,355,433)	$(40,028,907)	(2,548,740)	$(50,829,732)
Total net decrease	(3,146,266)	$(64,533,911)	(4,082,047)	$(81,264,844)

Affiliates of the fund owned 99% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.

Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$481,161

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	34

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $244,850,437 and $362,411,463, respectively, for the year ended October 31, 2020.

Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2020, funds within the John Hancock group of funds complex held 57.1% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:

Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	15.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	8.5%

Note 10 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	19,910	$13,505,592	$131,027,522	$(144,331,810)	$(809)	$(1,219)	$23,418	—	$199,276

*	Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 11 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

35	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Financial Industries Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Financial Industries Fund (one of the funds constituting John Hancock Investment Trust II, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	36

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $49,445,634 in long term capital gain dividends.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

37	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Financial Industries Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	38

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

39	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the fund outperformed its peer group median for the one-, five-and ten-year periods and underperformed its peer group median for the three-year period ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and net total expenses for the fund are lower than the peer group median.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	40

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(j)	noted that the subadvisory fee for the fund is paid by the Advisor;

(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

41	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

(l)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	42

present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

*  *  *

43	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	44

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2005	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

45	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

Independent Trustees  (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2005	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	46

Independent Trustees  (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	196

Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors,MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

47	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

     Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

ANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	48

More information

Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke1,*
Gregory A. Russo

Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor
John Hancock Investment Management LLC

Subadvisor
Manulife Investment Management (US) LLC

Portfolio Managers
Susan A. Curry
Ryan P. Lentell, CFA

Principal distributor
John Hancock Investment Management
Distributors LLC

Custodian
State Street Bank and Trust Company

Transfer agent
John Hancock Signature Services, Inc.

Legal counsel
K&L Gates LLP

Independent registered public accounting firm
PricewaterhouseCoopers LLP

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 219909	430 W 7th Street
	Kansas City, MO 64121-9909	Suite 219909
Kansas City, MO 64105-1407

49	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | ANNUAL REPORT

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

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Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

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Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

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Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ◾ Member FINRA, SIPC 200 Berkeley Street ◾ Boston, MA 02116-5010 ◾ 800-225-5291 ◾ jhinvestments.com

This report is for the information of the shareholders of John Hancock Financial Industries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

A company of Manulife Investment Management

70A 10/20
MF1399338	12/2020

Dear shareholder,

Despite heightened fears over the coronavirus (COVID-19), which sent markets tumbling in the first quarter of the calendar year, global financial markets delivered positive returns for the 12 months ended October 31, 2020. In response to the pandemic-led shock, the U.S. Federal Reserve and the government worked quickly to shore up the economy and equity markets began to rise, particularly large-cap U.S. growth stocks, during the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. Economic growth has slowed as the ongoing spread of COVID-19 continues to create uncertainty among businesses and investors. Lockdowns and curfews in certain areas have been reinstated, affecting the level of unemployment and the pace of hiring. Consumer spending also remains far below prepandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.

Sincerely,

Andrew G. Arnott

President and CEO,

John Hancock Investment Management

Head of Wealth and Asset Management,

United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock

Regional Bank Fund

2	Your fund at a glance

4	Manager’s discussion of fund performance

6	A look at performance

8	Your expenses

10	Fund’s investments

13	Financial statements

16	Financial highlights

20	Notes to financial statements

27	Report of independent registered public accounting firm

28	Tax information

29	Continuation of investment advisory and subadvisory agreements

36	Trustees and Officers

40	More information

1	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Your fund at a glance

INVESTMENT OBJECTIVES

The fund seeks long-term capital appreciation. Moderate income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2020 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Tumultuous change reshaped the economy and the markets

The coronavirus pandemic triggered a sudden, devastating downturn in the broad economy and the stock market, although the impact eased somewhat in response to massive fiscal and monetary stimulus.

Smaller banks generally outperformed larger banks

While small and midsize banks generally outperformed larger, diversified banks, the industry, as represented by the S&P Composite 1500 Banks Index, underperformed the broader market, as represented by the S&P 500 Index.

The fund had a negative return, but outperformed its benchmark

Due to a focus on small and midsize banks, the fund outperformed its benchmark, the S&P Composite 1500 Banks Index.

INDUSTRY COMPOSITION AS OF 10/31/2020 (% of net assets)

A note about risks

The fund may be subject to various risks as described in the fund’s prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment. For more information, please refer to the “Principal risks” section of the prospectus.

3	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Manager’s discussion of fund performance

How would you describe economic conditions during the 12 months ended October 31, 2020?

The U.S. economy underwent a period of tumultuous change largely shaped by the coronavirus pandemic, which triggered a sudden, devastating downturn and had a deeper market impact on banks than on most other segments of the stock market. Restrictions imposed to slow the spread of COVID-19 reversed the strong economic growth recorded early in the period, leading to a recession. To provide immediate and substantial liquidity to the economy, the U.S. Federal Reserve cut the federal funds rate twice in March and established a series of asset purchase programs to act as a backstop for broad swaths of the bond market. The U.S. government passed the CARES Act, which included provisions for loans to small businesses. Entering the spring, stocks rebounded sharply, and they maintained a largely positive path in subsequent months, driven by monetary and fiscal stimulus measures and the gradual reopening of many segments of the economy.

How did the fund perform?

Although it produced a negative return, the fund outperformed its benchmark, the S&P Composite 1500 Banks Index, as the small- and mid-cap regional banks, where the fund was overweight, generally outperformed their larger peers. While some of these larger-cap names are large positions in the fund, they were substantially underweight relative to the benchmark. For two of these positions,

TOP 10 HOLDINGS AS OF 10/31/2020 (% of net assets)

Regions Financial Corp.	3.6

Citizens Financial Group, Inc.	3.5

Fifth Third Bancorp	3.4

Truist Financial Corp.	3.4

KeyCorp	3.3

Comerica, Inc.	2.8

JPMorgan Chase & Co.	2.8

Zions Bancorp NA	2.7

The PNC Financial Services Group, Inc.	2.7

Bank of America Corp.	2.6

TOTAL	30.8

Cash and cash equivalents are not included.

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	4

JPMorgan Chase & Co. and Bank of America Corp., the fund’s underweights had a negative impact, as these two stocks outperformed. Conversely, the fund had no exposure to Wells Fargo & Company and Citigroup Inc.; these two stocks underperformed, which had a positive impact on the fund’s relative results.

MANAGED BY Susan A. Curry Ryan P. Lentell, CFA

Other significant contributors to relative performance were positions in SVB Financial Group, the California-based parent company of Silicon Valley Bank; North Carolina-based Live Oak Bancshares, Inc.; and Ohio-based Fifth Third Bancorp. Top detractors from relative performance included South Dakota-based Great Western Bancorp, Inc. and Massachusetts-based Berkshire Hills Bancorp, Inc. Both regional banks had a portion of their loan portfolios in sectors of the economy that were hurt by pandemic-related shutdowns. We sold the fund’s holding in Great Western Bancorp. prior to period end.

We sold the fund’s positions in Hawaii-based Bank of Hawaii Corp. and First Hawaiian, Inc., as we believe the state’s financial institutions could face an especially long recovery because of the Hawaiian economy’s dependence on tourism, which faces more significant coronavirus headwinds compared with other domestic industries.

How was the fund positioned at period end?

We believe that banks will provide support to the economy as corporations and business owners work through this global health crisis and its economic impact. We view the current situation as drastically different from the global financial crisis, when banks were at the root of the economic problems. In our view, U.S. regional banks today are fundamentally strong, extremely well capitalized, and have ample liquidity to support their customers during this tumultuous time.

The views expressed in this report are exclusively those of Susan A. Curry and Ryan P. Lentell, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

5	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020

	Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year

Class A	-27.07	1.97	8.17	10.23	119.34

Class C	-24.60	2.29	7.96	11.99	115.10

Class I1,2	-23.06	3.27	8.85	17.43	133.60

Class R6[1,2]	-22.99	3.27	8.86	17.48	133.69

Index 1†	-26.60	3.20	8.76	17.04	131.60

Index 2†	9.71	11.71	13.01	73.97	239.87

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6
Gross (%)	1.24	1.94	0.94	0.83
Net (%)	1.23	1.93	0.93	0.82

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P Composite 1500 Banks Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Regional Bank Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C3	10-31-10	21,510	21,510	23,160	33,987
Class I1,2	10-31-10	23,360	23,360	23,160	33,987
Class R6[1,2]	10-31-10	23,369	23,369	23,160	33,987

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

[1]

Class I and Class R6 shares were first offered on 9-9-16 and 8-30-17, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.

[2]	For certain types of investors, as described in the fund’s prospectus.

[3]	The contingent deferred sales charge is not applicable.

7	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

∎	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
∎	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2020, with the same investment held until October 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	8

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2020	Ending value on 10-31-2020	Expenses paid during period ended 10-31-2020[1]	Annualized expense ratio

Class A	Actual expenses/actual returns	$1,000.00	$1,091.30	$ 6.52	1.24%
	Hypothetical example	1,000.00	1,018.90	6.29	1.24%
Class C	Actual expenses/actual returns	1,000.00	1,086.80	10.33	1.97%
	Hypothetical example	1,000.00	1,015.20	9.98	1.97%
Class I	Actual expenses/actual returns	1,000.00	1,092.50	5.10	0.97%
	Hypothetical example	1,000.00	1,020.30	4.93	0.97%
Class R6	Actual expenses/actual returns	1,000.00	1,093.10	4.52	0.86%
	Hypothetical example	1,000.00	1,020.80	4.37	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

9	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Fund’s investments

AS OF 10-31-20

	Shares	Value
Common stocks 99.6%		$795,677,635
(Cost $600,994,121)

Financials 99.6%		795,677,635

Banks 95.6%
1st Source Corp.	160,601	5,378,527
Altabancorp	8,474	184,479
American Business Bank (A)	146,768	3,641,314
American River Bankshares	130,237	1,344,046
Ameris Bancorp	372,790	10,922,747
Atlantic Capital Bancshares, Inc. (A)	337,654	4,686,638
Atlantic Union Bankshares Corp.	404,127	10,220,372
Bank of America Corp.	885,500	20,986,350
Bank of Commerce Holdings	278,688	2,232,291
Bank of Marin Bancorp	174,398	5,256,356
Bar Harbor Bankshares	212,758	4,344,518
BayCom Corp. (A)	268,766	2,983,303
Berkshire Hills Bancorp, Inc.	319,431	4,162,186
Bryn Mawr Bank Corp.	287,916	7,733,424
Business First Bancshares, Inc.	122,109	2,028,230
Cadence BanCorp	749,016	8,403,960
California Bancorp, Inc. (A)	153,765	2,098,892
Cambridge Bancorp	82,469	5,120,500
Camden National Corp.	120,132	3,840,620
Central Valley Community Bancorp	74,598	962,314
Citizens Community Bancorp, Inc.	314,070	2,386,932
Citizens Financial Group, Inc.	1,021,004	27,822,359
City Holding Company	47,008	2,840,693
Civista Bancshares, Inc.	282,609	4,030,004
Coastal Financial Corp. (A)	282,232	4,193,968
Columbia Banking System, Inc.	305,930	8,691,471
Comerica, Inc.	493,820	22,473,748
County Bancorp, Inc.	86,578	1,601,693
Cullen/Frost Bankers, Inc.	170,091	11,952,295
Eagle Bancorp Montana, Inc.	145,598	2,804,217
East West Bancorp, Inc.	269,084	9,816,184
Equity Bancshares, Inc., Class A (A)	236,687	4,350,307
Evans Bancorp, Inc.	125,899	2,871,756
Fifth Third Bancorp	1,181,512	27,434,709
First Business Financial Services, Inc.	196,522	3,370,352
First Community Corp.	217,475	3,090,320
First Financial Bancorp	571,702	8,175,339
First Horizon National Corp.	1,070,750	11,146,508
First Merchants Corp.	309,500	8,081,045

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	10

	Shares	Value

Financials (continued)
Banks (continued)
First Mid Bancshares, Inc.	85,631	$2,377,117
FNB Corp.	1,086,364	8,212,912
German American Bancorp, Inc.	177,249	5,347,602
Glacier Bancorp, Inc.	128,988	4,617,770
Great Southern Bancorp, Inc.	85,152	3,486,974
Great Western Bancorp, Inc.	356,083	4,625,518
Hancock Whitney Corp.	502,644	11,495,468
HBT Financial, Inc.	294,391	3,632,785
Heritage Commerce Corp.	1,096,662	7,950,800
Heritage Financial Corp.	172,149	3,608,243
Horizon Bancorp, Inc.	701,794	8,702,246
Howard Bancorp, Inc. (A)	341,092	3,455,262
Huntington Bancshares, Inc.	1,852,610	19,341,248
Independent Bank Corp. (Massachusetts)	75,992	4,353,582
Independent Bank Corp. (Michigan)	240,194	3,595,704
JPMorgan Chase & Co.	225,250	22,083,510
KeyCorp	2,014,876	26,153,090
Level One Bancorp, Inc.	193,489	3,047,452
Live Oak Bancshares, Inc.	186,025	6,935,012
M&T Bank Corp.	194,884	20,186,085
Mackinac Financial Corp.	312,521	3,103,334
Metrocity Bankshares, Inc.	138,772	1,938,645
MidWestOne Financial Group, Inc.	133,518	2,690,388
Nicolet Bankshares, Inc. (A)	106,618	6,578,331
Northrim BanCorp, Inc.	112,567	3,214,914
Old National Bancorp	613,221	8,572,830
Old Second Bancorp, Inc.	613,207	5,242,920
Pacific Premier Bancorp, Inc.	485,789	12,387,620
PacWest Bancorp	331,369	6,375,540
Peoples Bancorp, Inc.	196,342	4,437,329
Pinnacle Financial Partners, Inc.	416,521	19,072,497
QCR Holdings, Inc.	149,248	4,631,165
Red River Bancshares, Inc.	20,876	947,979
Regions Financial Corp.	2,164,166	28,783,405
Renasant Corp.	318,460	9,079,295
SB Financial Group, Inc.	186,073	2,854,360
Shore Bancshares, Inc.	246,684	2,669,121
South State Corp.	50,113	3,076,938
Southern First Bancshares, Inc. (A)	166,138	4,459,144
Stock Yards Bancorp, Inc.	200,016	7,644,612
SVB Financial Group (A)	67,853	19,724,867
Synovus Financial Corp.	485,896	12,633,296
TCF Financial Corp.	419,339	11,410,214

11	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value

Financials (continued)
Banks (continued)
The Community Financial Corp.	144,637	$3,160,318
The First Bancorp, Inc.	140,291	3,244,931
The First Bancshares, Inc.	189,542	4,518,681
The First of Long Island Corp.	53,438	824,548
The PNC Financial Services Group, Inc.	194,805	21,794,783
TriCo Bancshares	312,504	9,040,741
Truist Financial Corp.	650,586	27,402,682
U.S. Bancorp	486,648	18,954,940
Washington Trust Bancorp, Inc.	179,726	6,069,347
Western Alliance Bancorp	439,550	18,109,460
Zions Bancorp NA	680,212	21,950,441
Thrifts and mortgage finance 4.0%
OP Bancorp	391,274	2,515,892
Premier Financial Corp.	586,073	10,543,453
Provident Financial Holdings, Inc.	168,339	2,131,172
Southern Missouri Bancorp, Inc.	206,258	5,255,454
WSFS Financial Corp.	371,054	11,758,701

Total investments (Cost $600,994,121) 99.6%		$795,677,635

Other assets and liabilities, net 0.4%		2,866,459

Total net assets 100.0%		$798,544,094

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

Security Abbreviations and Legend

(A)	Non-income producing security.

At 10-31-20, the aggregate cost of investments for federal income tax purposes was $603,052,223. Net unrealized appreciation aggregated to $192,625,412, of which $264,003,953 related to gross unrealized appreciation and $71,378,541 related to gross unrealized depreciation.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	12

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-20

Assets
Unaffiliated investments, at value (Cost $600,994,121)	$795,677,635
Cash	29,226
Dividends receivable	1,272,997
Receivable for fund shares sold	652,370
Receivable for investments sold	3,074,468
Other assets	68,025
Total assets	800,774,721
Liabilities
Payable for investments purchased	53,232
Payable for fund shares repurchased	1,679,928
Payable to affiliates
Accounting and legal services fees	27,660
Transfer agent fees	78,332
Distribution and service fees	177,802
Trustees’ fees	194
Other liabilities and accrued expenses	213,479
Total liabilities	2,230,627
Net assets	$798,544,094
Net assets consist of
Paid-in capital	$601,483,165
Total distributable earnings (loss)	197,060,929
Net assets	$798,544,094

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($514,757,760 ÷ 26,444,740 shares)[1]	$19.47
Class C ($83,699,756 ÷ 4,533,239 shares)[1]	$18.46
Class I ($196,179,629 ÷ 10,085,060 shares)	$19.45
Class R6 ($3,906,949 ÷ 200,825 shares)	$19.45
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.49

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

13	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-20

Investment income
Dividends	$38,044,190
Interest	48,312
Total investment income	38,092,502
Expenses
Investment management fees	8,379,028
Distribution and service fees	3,033,769
Accounting and legal services fees	205,852
Transfer agent fees	1,354,632
Trustees’ fees	20,375
Custodian fees	141,128
State registration fees	105,437
Printing and postage	58,047
Professional fees	80,941
Other	62,959
Total expenses	13,442,168
Less expense reductions	(78,398)
Net expenses	13,363,770
Net investment income	24,728,732
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	11,000,187
11,000,187
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(392,098,366)
(392,098,366)
Net realized and unrealized loss	(381,098,179)
Decrease in net assets from operations	$(356,369,447)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	14

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-20	Year ended 10-31-19
Increase (decrease) in net assets
From operations
Net investment income	$24,728,732	$32,346,655
Net realized gain	11,000,187	7,544,304
Change in net unrealized appreciation (depreciation)	(392,098,366)	(40,313,018)
Decrease in net assets resulting from operations	(356,369,447)	(422,059)
Distributions to shareholders
From earnings
Class A	(16,388,016)	(21,647,844)
Class B1	(29,384)	(70,425)
Class C	(2,527,103)	(4,142,131)
Class I	(9,785,449)	(22,883,571)
Class R6	(120,150)	(125,100)
Total distributions	(28,850,102)	(48,869,071)
From fund share transactions	(450,478,112)	(795,980,025)
Total decrease	(835,697,661)	(845,271,155)
Net assets
Beginning of year	1,634,241,755	2,479,512,910
End of year	$798,544,094	$1,634,241,755

[1]	Share class was redesignated during the year. Refer to Note 5 for further details.

15	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

CLASS A SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$26.12	$26.12	$27.34	$20.88	$19.55
Net investment income[1]	0.49	0.40	0.22	0.15	0.16
Net realized and unrealized gain (loss) on investments	(6.58)	0.18 [2]	(0.85)	7.08	2.10
Total from investment operations	(6.09)	0.58	(0.63)	7.23	2.26
Less distributions
From net investment income	(0.49)	(0.39)	(0.21)	(0.14)	(0.16)
From net realized gain	(0.07)	(0.19)	(0.38)	(0.63)	(0.77)
Total distributions	(0.56)	(0.58)	(0.59)	(0.77)	(0.93)
Net asset value, end of period	$19.47	$26.12	$26.12	$27.34	$20.88
Total return (%)[3,4]	(23.24)	2.47	(2.46)	34.96	12.08
Ratios and supplemental data
Net assets, end of period (in millions)	$515	$845	$1,066	$1,120	$769
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.24	1.22	1.24	1.28
Expenses including reductions	1.23	1.23	1.21	1.24	1.27
Net investment income	2.30	1.58	0.76	0.57	0.84
Portfolio turnover (%)	1	4	3	4	11

[1]	Based on average daily shares outstanding.

[2]

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

[4]	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	16

CLASS C SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16
Per share operating performance
Net asset value, beginning of period	$24.79	$24.79	$25.98	$19.90	$18.67
Net investment income (loss)[1]	0.32	0.21	0.02	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	(6.24)	0.19 [2]	(0.81)	6.74	2.01
Total from investment operations	(5.92)	0.40	(0.79)	6.71	2.03
Less distributions
From net investment income	(0.34)	(0.21)	(0.02)	— [3]	(0.03)
From net realized gain	(0.07)	(0.19)	(0.38)	(0.63)	(0.77)
Total distributions	(0.41)	(0.40)	(0.40)	(0.63)	(0.80)
Net asset value, end of period	$18.46	$24.79	$24.79	$25.98	$19.90
Total return (%)[4,5]	(23.85)	1.81	(3.14)	33.99	11.31
Ratios and supplemental data
Net assets, end of period (in millions)	$84	$191	$283	$237	$107
Ratios (as a percentage of average net assets):
Expenses before reductions	1.96	1.94	1.92	1.94	1.98
Expenses including reductions	1.95	1.93	1.91	1.93	1.97
Net investment income (loss)	1.54	0.88	0.06	(0.13)	0.14
Portfolio turnover (%)	1	4	3	4	11

[1]	Based on average daily shares outstanding.

[2]

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

[3]	Less than $0.005 per share.

[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

[5]	Does not reflect the effect of sales charges, if any.

17	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	10-31-16	[1]
Per share operating performance
Net asset value, beginning of period	$26.12	$26.12	$27.34	$20.87	$20.53
Net investment income[2]	0.55	0.48	0.30	0.22	0.02
Net realized and unrealized gain (loss) on investments	(6.59)	0.17 [3]	(0.85)	7.10	0.38
Total from investment operations	(6.04)	0.65	(0.55)	7.32	0.40
Less distributions
From net investment income	(0.56)	(0.46)	(0.29)	(0.22)	(0.06)
From net realized gain	(0.07)	(0.19)	(0.38)	(0.63)	—
Total distributions	(0.63)	(0.65)	(0.67)	(0.85)	(0.06)
Net asset value, end of period	$19.45	$26.12	$26.12	$27.34	$20.87
Total return (%)[4]	(23.06)	2.78	(2.18)	35.41	1.95	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$196	$591	$1,120	$523	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.95	0.93	0.93	1.02	[6]
Expenses including reductions	0.95	0.94	0.92	0.92	1.02	[6]
Net investment income	2.49	1.88	1.05	0.87	0.55	[6]
Portfolio turnover (%)	1	4	3	4	11	[7]

[1]	The inception date for Class I shares is 9-9-16.

[2]	Based on average daily shares outstanding.

[3]

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

[5]	Not annualized.

[6]	Annualized.

[7]	Portfolio turnover is shown for the period from 11-1-15 to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	18

CLASS R6 SHARES Period ended	10-31-20	10-31-19	10-31-18	10-31-17	[1]
Per share operating performance
Net asset value, beginning of period	$26.13	$26.13	$27.34	$24.81
Net investment income[2]	0.57	0.50	0.32	0.04
Net realized and unrealized gain (loss) on investments	(6.60)	0.18 [3]	(0.83)	2.57
Total from investment operations	(6.03)	0.68	(0.51)	2.61
Less distributions
From net investment income	(0.58)	(0.49)	(0.32)	(0.08)
From net realized gain	(0.07)	(0.19)	(0.38)	—
Total distributions	(0.65)	(0.68)	(0.70)	(0.08)
Net asset value, end of period	$19.45	$26.13	$26.13	$27.34
Total return (%)[4]	(22.99)	2.89	(2.05)	10.52	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$4	$5	$—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.83	0.82	0.84	[7]
Expenses including reductions	0.84	0.82	0.81	0.83	[7]
Net investment income	2.75	2.00	1.14	0.91	[7]
Portfolio turnover (%)	1	4	3	4	[8]

[1]	The inception date for Class R6 shares is 8-30-17.

[2]	Based on average daily shares outstanding.

[3]

The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

[5]	Not annualized.

[6]	Less than $500,000.

[7]	Annualized.

[8]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

19	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective November 1, 2020, Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	20

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2020, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2020, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees, for the year ended October 31, 2020 were $6,621.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

21	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020	October 31, 2019
Ordinary income	$24,611,035	$33,689,565
Long-term capital gains	4,239,067	15,179,506
Total	$28,850,102	$48,869,071

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2020, the components of distributable earnings on a tax basis consisted of $1,486,867 of undistributed ordinary income and $2,948,650 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	22

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund’s average daily net assets; (b) 0.750% of the next $500 million of the fund’s average daily net assets; (c) 0.735% of the next $1 billion of the fund’s average daily net assets; and (d) 0.725% of the fund’s average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2020, the expense reductions described above amounted to the following:

Class	Expense reduction
Class A	$44,564
Class B	104
Class C	9,066

Class	Expense reduction
Class I	$24,388
Class R6	276
Total	$78,398

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2020, were equivalent to a net annual effective rate of 0.76% of the fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2020, amounted to an annual rate of 0.02% of the fund’s average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:

Class	Rule 12b-1 Fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Class B was redesignated during the year. Refer to Note 5 for further details.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $331,426 for the year ended October 31, 2020. Of this amount, $53,972 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $277,454 was paid as sales commissions to broker-dealers.

23	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2020, CDSCs received by the Distributor amounted to $663 and $10,071 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2020 were as follows:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,760,422	$773,080
Class B	14,435	1,806
Class C	1,258,912	157,414
Class I	—	421,835
Class R6	—	497
Total	$3,033,769	$1,354,632

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2020 and 2019 were as follows:

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount
Class A shares
Sold	1,754,591	$35,357,635	2,370,408	$59,213,106
Distributions reinvested	779,609	15,062,435	841,531	19,945,193
Repurchased	(8,428,281)	(173,333,360)	(11,691,860)	(290,517,444)
Net decrease	(5,894,081)	$(122,913,290)	(8,479,921)	$(211,359,145)

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	24

	Year Ended 10-31-20		Year Ended 10-31-19

	Shares	Amount	Shares	Amount
Class B shares
Sold	359	$7,078	1,251	$30,400
Distributions reinvested	1,412	27,888	3,019	67,145
Repurchased	(113,467)	(2,151,337)	(103,350)	(2,465,307)
Net decrease	(111,696)	$(2,116,371)	(99,080)	$(2,367,762)
Class C shares
Sold	375,706	$7,164,806	777,788	$18,304,092
Distributions reinvested	122,935	2,315,470	167,965	3,756,987
Repurchased	(3,689,655)	(69,730,940)	(4,634,813)	(108,614,124)
Net decrease	(3,191,014)	$(60,250,664)	(3,689,060)	$(86,553,045)
Class I shares
Sold	4,405,838	$88,396,308	11,417,349	$285,009,254
Distributions reinvested	425,108	8,520,938	861,813	20,345,360
Repurchased	(17,360,048)	(362,804,445)	(32,558,350)	(800,553,975)
Net decrease	(12,529,102)	$(265,887,199)	(20,279,188)	$(495,199,361)
Class R6 shares
Sold	53,560	$1,164,228	46,453	$1,216,481
Distributions reinvested	6,409	120,150	5,262	125,099
Repurchased	(28,400)	(594,966)	(72,178)	(1,842,292)
Net increase (decrease)	31,569	$689,412	(20,463)	$(500,712)
Total net decrease	(21,694,324)	$(450,478,112)	(32,567,712)	$(795,980,025)

Affiliates of the fund owned 38% of shares of Class R6 on October 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.

On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount shares repurchased of the terminated class and the amount shares sold of the redesignated class.

Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$692,110

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $14,660,841 and $452,377,499, respectively, for the year ended October 31, 2020.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or

25	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.

Note 8 — Coronavirus (COVID-19) pandemic

The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Regional Bank Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Regional Bank Fund (one of the funds constituting John Hancock Investment Trust II, referred to hereafter as the “Fund” ) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2020

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

27	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2020.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $11,931,372 in long term capital gain dividends.

The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	28

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Regional Bank Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At a telephonic meeting held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order.

29	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)

the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	30

(d)

the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;

(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and

(g)

the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the fund outperformed the peer group median for the five- and ten-year periods and underperformed the peer group median for the one- and three-year periods ended December 31, 2019. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the five- and ten-year periods. The Board took into account management’s discussion of the factors that contributed to the Trust’s performance for the benchmark index for the one-, three-, five- and ten-year periods and to the peer group median for the one- and three-year periods including the impact of past and current market conditions on the Fund’s strategy and management’s outlook for the Fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader

31	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;

(d)

received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;

(e)

considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)

noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;

(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	32

(j)	noted that the subadvisory fee for the fund is paid by the Advisor;

(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and

(l)

considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)

considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;

(b)

reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and

(c)

the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process.

33	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and

(4)

noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	34

*  *  *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

35	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hassell H. McClellan, Born: 1945	2012	196

Trustee and Chairperson of the Board

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	196

Trustee

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	196

Trustee

Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	196

Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2005	196

Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	196

Trustee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	36

Independent Trustees   (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with Trust	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Deborah C. Jackson, Born: 1952	2008	196

Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women’s Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	196

Trustee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2005	196

Trustee and Vice Chairperson of the Board

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2014); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Frances G. Rathke,2,* Born: 1960	2020	196

Trustee

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).

37	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

Independent Trustees   (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	196
Trustee

Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	196

President and Non-Independent Trustee

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	196

Non-Independent Trustee

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors,MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	38

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018

Chief Legal Officer and Secretary

Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

Trevor Swanberg, Born: 1979	2020

Chief Compliance Officer

Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

[1]

Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.

[2]	Member of the Audit Committee.

[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

*	Appointed as Independent Trustee effective as of September 15, 2020.

39	JOHN HANCOCK REGIONAL BANK FUND | ANNUAL REPORT

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke1,*
Gregory A. Russo

Officers

Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg[2]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Susan A. Curry
Ryan P. Lentell, CFA

Principal distributor

John Hancock Investment Management
Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*	Member of the Audit Committee
†	Non-Independent Trustee
[1]	Appointed as Independent Trustee effective as of September 15, 2020
[2]	Effective July 31, 2020

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:

800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	40

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ONLINE
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Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We’re here to help!

Not part of the shareholder report

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Real Estate Securities

Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and

Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND

GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC  ◾  Member FINRA, SIPC 200 Berkeley Street  ◾  Boston, MA 02116-5010  ◾  800-225-5291   ◾  jhinvestments.com

This report is for the information of the shareholders of John Hancock Regional Bank Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1399363	01A 10/20
12/2020

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2020 and 2019. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2020	October 31, 2019
John Hancock Financial Industries Fund	$40,115	$37,810
John Hancock Regional Bank Fund	40,115	38,778
Total	$80,230	$76,588

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2020	October 31, 2019
John Hancock Financial Industries Fund	$604	$616
John Hancock Regional Bank Fund	$604	$616
Total	$1,208	$1,232

In addition, amounts billed to control affiliates for service provider internal controls reviews were $116,000 and $116,467 for the fiscal years ended October 31, 2020 and 2019, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2020 and 2019. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2020	October 31, 2019
John Hancock Financial Industries Fund	$5,087	$3,837
John Hancock Regional Bank Fund	5,087	3,837
Total	$10,174	$7,674

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2020 and 2019 amounted to the following:

Fund	October 31, 2020	October 31, 2019
John Hancock Financial Industries Fund	$89	$84
John Hancock Regional Bank Fund	89	1,584
Total	$178	$1,668

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2020, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for non- audit services rendered to the registrant and rendered to the registrant’s control affiliates for the fiscal years ended October 31, 2020 and 2019 amounted to the following:

Trust	October 31, 2020	October 31, 2019
John Hancock Investment Trust II	$1,137,131	$967,560

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess—Chairman

Charles L. Bardelis

James M. Oates

Frances G. Rathke

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:	/s/ Andrew Arnott
Andrew Arnott President

Date: December 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott President

Date: December 11, 2020

By:	/s/ Charles A. Rizzo
Charles A. Rizzo Chief Financial Officer

Date: December 11, 2020